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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 7, 2005

                                  NYMAGIC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

           1-11238                                        13-3534162
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   (Commission File Number)                   (IRS Employer Identification No.)

           919 THIRD AVENUE, NEW YORK, NEW YORK                   10022
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 551-0600
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 7, 2005, NYMAGIC, INC. (the "Company") issued a press release reporting the financial results for its fiscal quarter ended September 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K (the "Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

         On November 8, 2005, the Company held a conference call to discuss the financial results of the Company for its fiscal quarter ended September 30, 2005. A copy of the transcript of the call is attached to this Current Report as
Exhibit 99.2 and is incorporated herein solely for the purposes of Item 2.02 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

         The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits

         Exhibit No.    Description
         -----------    -----------

            99.1        Press Release dated November 7, 2005

            99.2 Transcript from third quarter earnings conference call held on November 8, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NYMAGIC, INC.


                                    By:  /s/  Thomas J. Iacopelli
                                         ------------------------------
                                    Name:  Thomas J. Iacopelli
                                    Title: Chief Financial Officer and Treasurer


November 9, 2005



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                                  EXHIBIT INDEX

         Exhibit No.     Description
         -----------     -----------

             99.1        Press Release dated November 7, 2005 (filed herewith)

             99.2 Transcript from third quarter earnings conference call held on November 8, 2005 (filed herewith)


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